CNA Financial Corporation
Supplemental Financial Information

December 31, 2023

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2023	2022 (1)	Change	2023	2022 (1)	Change
Revenues:
Net earned premiums	$2,479	$2,232	11%	$9,480	$8,667	9%
Net investment income	611	503	21	2,264	1,805	25
Net investment gains (losses)	6	(33)		(99)	(199)
Non-insurance warranty revenue	403	401		1,624	1,574
Other revenues	8	8		30	32
Total revenues	3,507	3,111	13	13,299	11,879	12
Claims, Benefits and Expenses:
Insurance claims and policyholders’ benefits (re-measurement gain (loss) of $(13), $(9), $(88) and $(214))	1,810	1,694		7,068	6,653
Amortization of deferred acquisition costs	436	389		1,644	1,490
Non-insurance warranty expense	390	379		1,544	1,471
Other operating expenses	377	338		1,398	1,339
Interest	34	28		127	112
Total claims, benefits and expenses	3,047	2,828	(8)	11,781	11,065	(6)
Income (loss) before income tax	460	283		1,518	814
Income tax (expense) benefit	(93)	(44)		(313)	(132)
Net income (loss)	$367	$239	54%	$1,205	$682	77%
(1) As of January 1, 2023, the Company adopted Accounting Standards Update (ASU) 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI), using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2023	2022 (1)	2023	2022 (1)
Components of Income (Loss)
Core income (loss)	$362	$265	$1,284	$836
Net investment gains (losses)	5	(26)	(79)	(154)
Net income (loss)	$367	$239	$1,205	$682

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.33	$0.97	$4.71	$3.07
Net investment gains (losses)	0.02	(0.10)	(0.28)	(0.56)
Diluted earnings (loss) per share	$1.35	$0.87	$4.43	$2.51

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.3	271.3	271.3	271.6
Diluted	272.5	272.3	272.2	272.5

Return on Equity
Net income (loss) (2)	15.9%	11.5%	13.1%	6.9%
Core income (loss) (3)	11.6	8.8	10.4	6.8
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.
(2) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(3) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2023	December 31, 2022 (1)
Total investments	$46,562	$43,177
Reinsurance receivables, net of allowance for uncollectible receivables	5,412	5,416
Total assets	64,711	61,000
Insurance reserves	44,196	41,974
Claim and claim adjustment expenses (2)	23,304	22,120
Unearned premiums	6,933	6,374
Future policy benefits (2)	13,959	13,480
Debt	3,031	2,781
Total liabilities	54,818	52,452
Accumulated other comprehensive income (loss) (3)	(2,672)	(3,598)
Total stockholders' equity	9,893	8,548

Book value per common share	$36.52	$31.55
Book value per common share excluding AOCI	$46.39	$44.83

Outstanding shares of common stock (in millions of shares)	270.9	270.9

Statutory capital and surplus - Combined Continental Casualty Companies (4)	$10,946	$10,572

Three Months Ended December 31	2023	2022
Net cash flows provided (used) by operating activities	$520	$512
Net cash flows provided (used) by investing activities	(306)	(440)
Net cash flows provided (used) by financing activities	(359)	(108)
Net cash flows provided (used) by operating, investing and financing activities	$(145)	$(36)

Twelve Months Ended December 31	2023	2022
Net cash flows provided (used) by operating activities	$2,285	$2,502
Net cash flows provided (used) by investing activities	(1,843)	(1,512)
Net cash flows provided (used) by financing activities	(577)	(1,032)
Net cash flows provided (used) by operating, investing and financing activities	$(135)	$(42)
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.
(2) In conjunction with the adoption of LDTI, at January 1, 2023, $3.0 billion of the long-term care reserves for policyholders currently receiving benefits within the Life & Group segment were classified from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.
(3) As of December 31, 2023 and December 31, 2022, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $(359) million and $(41) million.
(4) Statutory capital and surplus as of December 31, 2023 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$3,765	$3,581	5%		$14,718	$14,078	5%
Gross written premiums ex. 3rd party captives	2,974	2,704	10		11,279	10,264	10
Net written premiums	2,508	2,284	10		9,446	8,663	9

Net earned premiums	2,368	2,116	12		9,030	8,196	10
Net investment income	355	290	22		1,306	982	33
Non-insurance warranty revenue	403	401			1,624	1,574
Other revenues	8	7			30	32
Total operating revenues	3,134	2,814	11		11,990	10,784	11
Insurance claims and policyholders' benefits	1,441	1,325			5,669	5,108
Amortization of deferred acquisition costs	436	389			1,644	1,490
Non-insurance warranty expense	390	379			1,544	1,471
Other insurance related expenses	305	268			1,132	1,039
Other expenses	11	27			79	113
Total claims, benefits and expenses	2,583	2,388	(8)		10,068	9,221	(9)
Core income (loss) before income tax	551	426			1,922	1,563
Income tax (expense) benefit on core income (loss)	(117)	(84)			(417)	(323)
Core income (loss)	$434	$342	27%		$1,505	$1,240	21%

Other Performance Metrics
Underwriting gain (loss)	$186	$134	39%		$585	$559	5%

Loss & LAE ratio	60.6%	62.4%	1.8	pts	62.5%	62.0%	(0.5)	pts
Expense ratio	31.2	31.1	(0.1)		30.7	30.9	0.2
Dividend ratio	0.3	0.2	(0.1)		0.3	0.3	—
Combined ratio	92.1%	93.7%	1.6	pts	93.5%	93.2%	(0.3)	pts
Combined ratio excluding catastrophes and development	91.4%	91.2%	(0.2)	pts	90.9%	91.2%	0.3	pts

Net accident year catastrophe losses incurred	$22	$76			$236	$247
Effect on loss & LAE ratio	1.0%	3.6%	2.6	pts	2.6%	3.0%	0.4	pts

Net prior year development and other: (favorable) / unfavorable	$(7)	$(20)			$(3)	$(76)
Effect on loss & LAE ratio	(0.3)%	(1.1)%	(0.8)	pts	—%	(1.0)%	(1.0)	pts

Rate	4%	4%	—	pts	5%	5%	—	pts
Renewal premium change	5%	7%	(2)	pts	7%	8%	(1)	pts
Retention	85%	86%	(1)	pts	85%	86%	(1)	pts
New business	$547	$470	16%		$2,080	$1,876	11%

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$1,789	$1,874	(5)%		$7,113	$7,514	(5)%
Gross written premiums ex. 3rd party captives	1,004	998	1		3,800	3,814	—
Net written premiums	891	863	3		3,329	3,306	1

Net earned premiums	869	827	5		3,307	3,203	3
Net investment income	151	126	20		558	431	29
Non-insurance warranty revenue	403	401			1,624	1,574
Other revenues	1	1			1	1
Total operating revenues	1,424	1,355	5		5,490	5,209	5
Insurance claims and policyholders' benefits	507	480			1,931	1,845
Amortization of deferred acquisition costs	178	168			686	656
Non-insurance warranty expense	390	379			1,544	1,471
Other insurance related expenses	104	86			373	336
Other expenses	14	11			53	51
Total claims, benefits and expenses	1,193	1,124	(6)		4,587	4,359	(5)
Core income (loss) before income tax	231	231			903	850
Income tax (expense) benefit on core income (loss)	(49)	(48)			(195)	(182)
Core income (loss)	$182	$183	(1)%		$708	$668	6%

Other Performance Metrics
Underwriting gain (loss)	$80	$93	(14)%		$317	$366	(13)%

Loss & LAE ratio	58.0%	57.8%	(0.2)	pts	58.2%	57.4%	(0.8)	pts
Expense ratio	32.5	30.8	(1.7)		32.0	31.0	(1.0)
Dividend ratio	0.3	0.2	(0.1)		0.2	0.2	—
Combined ratio	90.8%	88.8%	(2.0)	pts	90.4%	88.6%	(1.8)	pts
Combined ratio excluding catastrophes and development	91.4%	89.4%	(2.0)	pts	90.7%	89.8%	(0.9)	pts

Net accident year catastrophe losses incurred	$—	$—			$—	$2
Effect on loss & LAE ratio	—%	—%	—	pts	—%	0.1%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$(5)			$(12)	$(40)
Effect on loss & LAE ratio	(0.6)%	(0.6)%	—	pts	(0.3)%	(1.3)%	(1.0)	pts

Rate	—%	3%	(3)	pts	—%	6%	(6)	pts
Renewal premium change	—%	3%	(3)	pts	1%	7%	(6)	pts
Retention	89%	88%	1	pts	88%	86%	2	pts
New business	$132	$141	(6)%		$481	$548	(12)%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$1,616	$1,346	20%		$6,120	$5,170	18%
Gross written premiums ex. 3rd party captives	1,610	1,345	20		5,994	5,056	19
Net written premiums	1,292	1,096	18		4,880	4,193	16

Net earned premiums	1,211	1,022	18		4,547	3,923	16
Net investment income	175	145	21		645	488	32
Other revenues	7	5			29	30
Total operating revenues	1,393	1,172	19		5,221	4,441	18
Insurance claims and policyholders' benefits	764	695			3,016	2,626
Amortization of deferred acquisition costs	197	167			729	634
Other insurance related expenses	164	148			620	557
Other expenses	3	15			30	36
Total claims, benefits and expenses	1,128	1,025	(10)		4,395	3,853	(14)
Core income (loss) before income tax	265	147			826	588
Income tax (expense) benefit on core income (loss)	(56)	(31)			(174)	(122)
Core income (loss)	$209	$116	80%		$652	$466	40%

Other Performance Metrics
Underwriting gain (loss)	$86	$12	N/M	%	$182	$106	72%

Loss & LAE ratio	62.8%	67.8%	5.0	pts	65.9%	66.4%	0.5	pts
Expense ratio	29.8	30.8	1.0		29.6	30.4	0.8
Dividend ratio	0.3	0.4	0.1		0.5	0.5	—
Combined ratio	92.9%	99.0%	6.1	pts	96.0%	97.3%	1.3	pts
Combined ratio excluding catastrophes and development	91.6%	92.7%	1.1	pts	91.6%	92.4%	0.8	pts

Net accident year catastrophe losses incurred	$17	$74			$207	$222
Effect on loss & LAE ratio	1.4%	7.2%	5.8	pts	4.5%	5.6%	1.1	pts

Net prior year development and other: (favorable) / unfavorable	$—	$(7)			$(4)	$(23)
Effect on loss & LAE ratio	(0.1)%	(0.9)%	(0.8)	pts	(0.1)%	(0.7)%	(0.6)	pts

Rate	7%	5%	2	pts	7%	5%	2	pts
Renewal premium change	9%	9%	—	pts	10%	8%	2	pts
Retention	83%	86%	(3)	pts	84%	86%	(2)	pts
New business	$352	$255	38%		$1,297	$1,009	29%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2023	2022	Change		2023	2022	Change
Gross written premiums	$360	$361	—%		$1,485	$1,394	7%
Net written premiums	325	325	—		1,237	1,164	6
Net earned premiums	288	267	8		1,176	1,070	10
Net investment income	29	19	53		103	63	63
Other revenues	—	1			—	1
Total operating revenues	317	287	10		1,279	1,134	13
Insurance claims and policyholders' benefits	170	150			722	637
Amortization of deferred acquisition costs	61	54			229	200
Other insurance related expenses	37	34			139	146
Other expenses	(6)	1			(4)	26
Total claims, benefits and expenses	262	239	(10)		1,086	1,009	(8)
Core income (loss) before income tax	55	48			193	125
Income tax (expense) benefit on core income (loss)	(12)	(5)			(48)	(19)
Core income (loss)	$43	$43	—%		$145	$106	37%

Other Performance Metrics
Underwriting gain (loss)	$20	$29	(31)%		$86	$87	(1)%

Loss & LAE ratio	58.9%	56.0%	(2.9)	pts	61.4%	59.5%	(1.9)	pts
Expense ratio	34.1	32.9	(1.2)		31.2	32.3	1.1
Dividend ratio	—	—	—		—	—	—
Combined ratio	93.0%	88.9%	(4.1)	pts	92.6%	91.8%	(0.8)	pts
Combined ratio excluding catastrophes and development	91.8%	91.0%	(0.8)	pts	89.0%	90.8%	1.8	pts

Net accident year catastrophe losses incurred	$5	$2			$29	$23
Effect on loss & LAE ratio	1.8%	0.9%	(0.9)	pts	2.5%	2.2%	(0.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(2)	$(8)			$13	$(13)
Effect on loss & LAE ratio	(0.6)%	(3.0)%	(2.4)	pts	1.1%	(1.2)%	(2.3)	pts

Rate	2%	4%	(2)	pts	3%	6%	(3)	pts
Renewal premium change	2%	9%	(7)	pts	6%	11%	(5)	pts
Retention	83%	84%	(1)	pts	83%	81%	2	pts
New business	$63	$74	(15)%		$302	$319	(5)%

Life & Group - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2023	2022 (1)	2023	2022 (1)
Net earned premiums	$111	$117	$451	$473
Net investment income	237	204	896	804
Other revenues	(1)	(1)	(1)	(1)
Total operating revenues	347	320	1,346	1,276
Insurance claims and policyholders' benefits	319	329	1,317	1,469
Other insurance related expenses	29	29	118	118
Other expenses	1	2	1	9
Total claims, benefits and expenses	349	360	1,436	1,596
Core income (loss) before income tax	(2)	(40)	(90)	(320)
Income tax (expense) benefit on core income (loss)	6	15	42	99
Core income (loss)	$4	$(25)	$(48)	$(221)
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.

Corporate & Other - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2023	2022	2023	2022
Net earned premiums	$—	$(1)	$(1)	$(2)
Net investment income	19	9	62	19
Other revenues	1	2	1	1
Total operating revenues	20	10	62	18
Insurance claims and policyholders' benefits	50	40	82	76
Other insurance related expenses	—	—	1	3
Other expenses	65	40	194	169
Total claims, benefits and expenses	115	80	277	248
Core income (loss) before income tax	(95)	(70)	(215)	(230)
Income tax (expense) benefit on core income (loss)	19	18	42	47
Core income (loss)	$(76)	$(52)	$(173)	$(183)

Investment Summary - Consolidated

	December 31, 2023		September 30, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$24,268	$(748)	$22,513	$(2,241)	$21,429	$(1,708)
States, municipalities and political subdivisions:
Tax-exempt	3,722	88	3,542	(295)	4,633	(45)
Taxable	3,670	(409)	3,492	(674)	3,684	(556)
Total states, municipalities and political subdivisions	7,392	(321)	7,034	(969)	8,317	(601)
Asset-backed:
RMBS	3,002	(409)	2,830	(595)	2,631	(442)
CMBS	1,631	(223)	1,554	(272)	1,635	(251)
Other ABS	3,268	(243)	3,118	(359)	2,927	(359)
Total asset-backed	7,901	(875)	7,502	(1,226)	7,193	(1,052)
U.S. Treasury and obligations of government-sponsored enterprises	151	(1)	149	(1)	110	(1)
Foreign government	713	(28)	658	(55)	575	(42)
Redeemable preferred stock	—	—	—	—	3	—
Total fixed maturity securities	40,425	(1,973)	37,856	(4,492)	37,627	(3,404)
Equities:
Common stock	191	—	213	—	185	—
Non-redeemable preferred stock	492	—	479	—	489	—
Total equities	683	—	692	—	674	—
Limited partnership investments:
Hedge funds	332	—	322	—	456	—
Private equity funds	1,842	—	1,752	—	1,470	—
Total limited partnership investments	2,174	—	2,074	—	1,926	—
Other invested assets	80	—	69	—	78	—
Mortgage loans	1,035	—	995	—	1,040	—
Short-term investments	2,165	1	1,961	1	1,832	1
Total investments	$46,562	$(1,972)	$43,647	$(4,491)	$43,177	$(3,403)

Net receivable/(payable) on investment activity	$36		$(100)		$8

Effective duration (in years)	6.5		6.3		6.6
Weighted average rating (1)	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Property & Casualty and Corporate & Other

	December 31, 2023		September 30, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,424	$(756)	$13,814	$(1,386)	$13,165	$(1,260)
States, municipalities and political subdivisions:
Tax-exempt	1,160	(159)	1,069	(281)	1,197	(211)
Taxable	2,076	(399)	1,938	(541)	1,986	(486)
Total states, municipalities and political subdivisions	3,236	(558)	3,007	(822)	3,183	(697)
Asset-backed:
RMBS	3,000	(409)	2,828	(595)	2,617	(442)
CMBS	1,601	(221)	1,525	(269)	1,606	(248)
Other ABS	2,676	(170)	2,566	(233)	2,374	(276)
Total asset-backed	7,277	(800)	6,919	(1,097)	6,597	(966)
U.S. Treasury and obligations of government-sponsored enterprises	150	(1)	148	(1)	109	(1)
Foreign government	685	(20)	632	(44)	546	(34)
Redeemable preferred stock	—	—	—	—	3	—
Total fixed maturity securities	25,772	(2,135)	24,520	(3,350)	23,603	(2,958)
Equities:
Common stock	191	—	213	—	185	—
Non-redeemable preferred stock	82	—	78	—	73	—
Total equities	273	—	291	—	258	—
Limited partnership investments:
Hedge funds	184	—	178	—	252	—
Private equity funds	1,019	—	970	—	814	—
Total limited partnership investments	1,203	—	1,148	—	1,066	—
Other invested assets	80	—	69	—	78	—
Mortgage loans	842	—	795	—	830	—
Short-term investments	2,094	1	1,942	1	1,772	1
Total investments	$30,264	$(2,134)	$28,765	$(3,349)	$27,607	$(2,957)

Net receivable/(payable) on investment activity	$33		$(81)		$(3)

Effective duration (in years)	4.5		4.6		4.7
Weighted average rating (1)	A		A		A
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Life & Group

	December 31, 2023		September 30, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$9,844	$8	$8,699	$(855)	$8,264	$(448)
States, municipalities and political subdivisions:
Tax-exempt	2,562	247	2,473	(14)	3,436	166
Taxable	1,594	(10)	1,554	(133)	1,698	(70)
Total states, municipalities and political subdivisions	4,156	237	4,027	(147)	5,134	96
Asset-backed:
RMBS	2	—	2	—	14	—
CMBS	30	(2)	29	(3)	29	(3)
Other ABS	592	(73)	552	(126)	553	(83)
Total asset-backed	624	(75)	583	(129)	596	(86)
U.S. Treasury and obligations of government-sponsored enterprises	1	—	1	—	1	—
Foreign government	28	(8)	26	(11)	29	(8)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	14,653	162	13,336	(1,142)	14,024	(446)
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	410	—	401	—	416	—
Total equities	410	—	401	—	416	—
Limited partnership investments:
Hedge funds	148	—	144	—	204	—
Private equity funds	823	—	782	—	656	—
Total limited partnership investments	971	—	926	—	860	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	193	—	200	—	210	—
Short-term investments	71	—	19	—	60	—
Total investments	$16,298	$162	$14,882	$(1,142)	$15,570	$(446)

Net receivable/(payable) on investment activity	$3		$(19)		$11

Effective duration (in years)	10.2		9.8		9.9
Weighted average rating (1)	A-		A-		A
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2023	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$41	$(2)	$613	$(23)	$7,103	$(107)	$14,872	$(539)	$1,639	$(77)	$24,268	$(748)
States, municipalities and political subdivisions	—	—	1,159	(10)	4,570	(244)	1,369	(16)	294	(51)	—	—	7,392	(321)
Asset-backed:
RMBS	2,644	(297)	341	(116)	4	—	4	1	—	—	9	3	3,002	(409)
CMBS	—	—	570	(27)	594	(95)	202	(30)	216	(45)	49	(26)	1,631	(223)
Other ABS	—	—	424	(11)	255	(48)	1,200	(65)	1,207	(100)	182	(19)	3,268	(243)
Total asset-backed	2,644	(297)	1,335	(154)	853	(143)	1,406	(94)	1,423	(145)	240	(42)	7,901	(875)
U.S. Treasury and obligations of government-sponsored enterprises	151	(1)	—	—	—	—	—	—	—	—	—	—	151	(1)
Foreign government	—	—	192	(3)	408	(10)	32	(6)	81	(9)	—	—	713	(28)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$2,795	$(298)	$2,727	$(169)	$6,444	$(420)	$9,910	$(223)	$16,670	$(744)	$1,879	$(119)	$40,425	$(1,973)

Percentage of total fixed maturity securities	7%		7%		16%		24%		41%		5%		100%

Investments - Commercial Real Estate Exposure
Fixed Income and Direct Mortgage Loans

	December 31, 2023			December 31, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:			Corporate and other bonds - REITs:
Single asset, single borrower:			Retail	$515	$(25)
Office	$306	$(70)	Office	250	(20)
Retail	283	(28)	Industrial	99	(1)
Lodging	227	(23)	Other (1)	452	(22)
Industrial	93	(4)	Total corporate and other bonds - REITs (2)	$1,316	$(68)
Multifamily	59	(3)
Total single asset, single borrower	968	(128)
Conduits (multi property, multi borrower pools)	663	(95)
Total commercial mortgage-backed	$1,631	$(223)

	December 31, 2023			December 31, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:			Corporate and other bonds - REITs:
AAA	$570	$(27)	AA	$10	$—
AA	594	(95)	A	285	(3)
A	202	(30)	BBB	994	(64)
BBB	216	(45)	Non-investment grade	27	(1)
Non-investment grade	49	(26)	Total corporate and other bonds - REITs (2)	$1,316	$(68)
Total commercial mortgage-backed	$1,631	$(223)

	December 31, 2023
(In millions)	Carrying Value	Percentage of Total
Mortgage loans:
Retail	$520	48%
Office	245	23%
Industrial	124	12%
Other	181	17%
Total mortgage loans	1,070	100%	(1) Other includes a diversified mix of property type strategies including self-storage, healthcare and apartments.
Less: Allowance for expected credit losses	(35)
Total mortgage loans - net of allowance	$1,035		(2) REITs - Real estate investment trusts

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$467	$422	$1,798	$1,585
Tax-exempt fixed income securities	40	50	178	244
Total fixed income securities	507	472	1,976	1,829
Common stock	12	21	28	(19)
Limited partnerships - hedge funds	18	7	37	(37)
Limited partnerships - private equity funds	48	(8)	137	25
Total limited partnership and common stock investments	78	20	202	(31)
Other, net of investment expense	26	11	86	7
Net investment income	$611	$503	$2,264	$1,805

Effective income yield for fixed income securities portfolio	4.7%	4.5%	4.7%	4.4%
Limited partnership and common stock return	3.4	0.9	9.4	(1.4)

	Property & Casualty and Corporate & Other
Periods ended December 31	Three Months		Twelve Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$285	$255	$1,101	$964
Tax-exempt fixed income securities	11	11	43	45
Total fixed income securities	296	266	1,144	1,009
Common stock	12	21	28	(19)
Limited partnerships - hedge funds	9	4	20	(20)
Limited partnerships - private equity funds	27	(5)	76	13
Total limited partnership and common stock investments	48	20	124	(26)
Other, net of investment expense	30	13	100	18
Net investment income	$374	$299	$1,368	$1,001

Effective income yield for fixed income securities portfolio	4.3%	4.0%	4.2%	3.8%

	Life & Group
Periods ended December 31	Three Months		Twelve Months
(In millions)	2023	2022	2023	2022
Taxable fixed income securities	$182	$167	$697	$621
Tax-exempt fixed income securities	29	39	135	199
Total fixed income securities	211	206	832	820
Common stock	—	—	—	—
Limited partnerships - hedge funds	9	3	17	(17)
Limited partnerships - private equity funds	21	(3)	61	12
Total limited partnership and common stock investments	30	—	78	(5)
Other, net of investment expense	(4)	(2)	(14)	(11)
Net investment income	$237	$204	$896	$804

Effective income yield for fixed income securities portfolio	5.6%	5.5%	5.6%	5.4%

Net Investment Gains (Losses)

Periods ended December 31	Consolidated
	Three Months		Twelve Months
(In millions)	2023	2022	2023	2022
Fixed maturity securities: (1)
Corporate and other bonds	$(11)	$(21)	$(57)	$(89)
States, municipalities and political subdivisions	7	(2)	10	26
Asset-backed	(1)	(5)	(44)	(34)
Total fixed maturity securities	(5)	(28)	(91)	(97)
Non-redeemable preferred stock	13	(5)	4	(116)
Derivatives, short-term and other	(2)	—	(1)	22
Mortgage loans	—	—	(11)	(8)
Net investment gains (losses)	6	(33)	(99)	(199)
Income tax benefit (expense) on net investment gains (losses)	(1)	7	20	45
Net investment gains (losses), after tax	$5	$(26)	$(79)	$(154)

(1) Excludes the loss in 2022 on the assets supporting the funds withheld liability, which is reflected in the Derivatives, short-term and other line.

Derivatives, short-term and other for the twelve months ended December 31, 2022 included an $18 million non-economic net gain related to the novation of a coinsurance agreement on the Company's legacy annuity business in the Life & Group segment and the associated funds withheld embedded derivative. The coinsurance agreement was novated in the fourth quarter of 2022.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2023 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group (1)	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,090	$9,902	$2,572	$19,564	$649	$2,623	$22,836
Ceded	1,320	1,091	414	2,825	97	2,259	5,181
Net	5,770	8,811	2,158	16,739	552	364	17,655

Net incurred claim & claim adjustment expenses	504	760	171	1,435	8	19	1,462
Net claim & claim adjustment expense payments	(359)	(548)	(123)	(1,030)	(13)	(17)	(1,060)
Foreign currency translation adjustment and other	1	(2)	70	69	35	2	106

Claim & claim adjustment expense reserves, end of period
Net	5,916	9,021	2,276	17,213	582	368	18,163
Ceded	1,215	1,082	433	2,730	93	2,318	5,141
Gross	$7,131	$10,103	$2,709	$19,943	$675	$2,686	$23,304

Twelve months ended December 31, 2023 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group (1)	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,878	$9,395	$2,403	$18,676	$695	$2,749	$22,120
Ceded	1,315	965	400	2,680	101	2,410	5,191
Net	5,563	8,430	2,003	15,996	594	339	16,929

Net incurred claim & claim adjustment expenses	1,923	2,996	722	5,641	29	89	5,759
Net claim & claim adjustment expense payments	(1,571)	(2,404)	(515)	(4,490)	(50)	(61)	(4,601)
Foreign currency translation adjustment and other	1	(1)	66	66	9	1	76

Claim & claim adjustment expense reserves, end of period
Net	5,916	9,021	2,276	17,213	582	368	18,163
Ceded	1,215	1,082	433	2,730	93	2,318	5,141
Gross	$7,131	$10,103	$2,709	$19,943	$675	$2,686	$23,304
(1) In conjunction with the adoption of LDTI, at January 1, 2023, the Company reclassified $3.0 billion of the long-term care reserves for policyholders currently receiving benefits from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.

Life & Group Policyholder Reserves

Three months ended December 31, 2023 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$552	$12,655	$13,207

Incurred claims and policyholders' benefits (1)	8	307	315
Benefit and expense payments	(13)	(262)	(275)
Change in discount rate assumptions and other (AOCI)	35	1,259	1,294

End of Period	$582	$13,959	14,541

Twelve months ended December 31, 2023 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period (2)	$594	$13,480	$14,074

Incurred claims and policyholders' benefits (1)	29	1,284	1,313
Benefit and expense payments	(50)	(1,207)	(1,257)
Change in discount rate assumptions and other (AOCI)	9	402	411

End of Period	$582	$13,959	$14,541
(1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note P to the Consolidated Financial Statements included under Part II, Item 8 of the Annual Report on Form 10-K due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve under LDTI guidance.
(2) In conjunction with the adoption of LDTI, at January 1, 2023, the Company reclassified $3.0 billion of the long-term care reserves for policyholders currently receiving benefits from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants.
•Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves.
•Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note P to the Consolidated Financial Statements within the December 31, 2023 Form 10-K for further discussion regarding how the Company manages its business.
•This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•Management uses underwriting gain (loss), calculated using GAAP financial results, to monitor insurance operations of our Specialty, Commercial and International segments. Underwriting gain (loss) is pretax and calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Pretax net prior year development and other represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Accounting Standards Update: In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The updated accounting guidance requires changes to the measurement and disclosure of long-duration contracts. For the Company, this includes the run-off long-term care business in the Life & Group segment. The Company adopted the new guidance effective January 1, 2023, using the modified retrospective method applied as of the transition date of January 1, 2021. All prior period amounts have been adjusted to reflect application of the new guidance. While the requirements of the new guidance represent a material change from legacy accounting, the new guidance does not impact capital and surplus under statutory accounting practices, cash flows or the underlying economics of the business. Additional information regarding the Company’s adoption of ASU 2018-12 and the impact to historical financial results is contained in the Company's Q1 2023 Financial Supplement, furnished on Form 8-K, on May 1, 2023 with the Securities and Exchange Commission.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful